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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): October 10, 2001



                               SL INDUSTRIES, INC.
               (Exact name of issuer as specified in its charter)


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
          New Jersey                                   1-4987                         21-0682685
(STATE OR OTHER JURISDICTION OF                      (COMMISSION                   (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                      FILE NUMBER)               IDENTIFICATION NUMBER)
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                         520 Fellowship Road, Suite A114
                         Mount Laurel, New Jersey 08054
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

                                 (856) 727-1500

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.  OTHER EVENTS.

         On October 10, 2001, SL Industries, Inc. (the "Company") issued a press release providing updates regarding certain business developments. The Company announced the completion of its planned restructuring in response to the slowdown in the telecommunications industry with the pending closure of its manufacturing facility in Reynosa, Mexico and the consolidation of those operations elsewhere. The Company also provided certain information concerning, among other matters, its financial condition, the status of its revolving credit facility and the status of the previously announced process to seek potential acquirers for all or parts of its business.

         A copy of the press release appears as Exhibit 99 to this Report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      The following is filed as an Exhibit to this Report:
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Exhibit Number    Description
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
      99          Press Release dated October 10, 2001.
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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Mount Laurel, State of New Jersey, on the 10th day of October, 2001.

                                   SL INDUSTRIES, INC.


                                   By: /s/ David R. Nuzzo
                                       -----------------------------------------
                                       David R. Nuzzo
                                       Vice President Finance and Administration
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                                  EXHIBIT INDEX
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       Exhibit Number         Description
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
             99               Press Release dated October 10, 2001.
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